UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06180

Name of Fund:	BlackRock Utilities & Telecommunications Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Utilities & Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2008

Date of reporting period: 12/01/2007 – 07/31/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock Utilities and Telecommunications Fund, Inc. ANNUAL REPORT | JULY 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily. U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%

Small cap U.S. equities (Russell 2000 Index)	0.86	(6.71)

International equities (MSCI Europe, Australasia, Far East Index)	(5.04)	(12.19)

Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)	6.15

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)	2.83

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)	0.52

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.
You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented government intervention. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the broad-based S&P 500 Index and its composite index*, but trailed the S&P Utilities Index for the 12-month period. The Fund recently changed its year end to July 31.

What factors influenced performance?

•

Allocation decisions and security selection both contributed favorably to absolute and relative returns versus the Fund’s composite index, comprised 70% of the S&P Utilities Index and 30% of the S&P Telecommunications Index.

•

Security selection in the electric utilities segment was the primary driver of positive absolute performance for the annual period. Fund holdings Exelon Corp. and E.ON AG were particularly strong performers within this group. In addition, the Fund benefited from positive fundamentals and the broader market’s flight-to-quality, as investors increased their defensive exposure, favoring dividend-paying stocks with solid earnings potential, amid a challenging economic environment.

•

In contrast, telecommunications stocks largely struggled during the 12 months. In particular, Fund holdings in large, integrated telecommunications names, including AT&T Inc. and Verizon Communications, Inc., detracted from performance. Investments in the wireless telecommunication services segment also hampered comparative results. MetroPCS Communications, Inc. was a notable detractor in this area.

Describe recent portfolio activity.

•	The Fund typically has low turnover, consistent with our philosophy and process. As such, changes to the portfolio during the annual period were minimal.

•

We did modestly increase the Fund’s exposure to the underperforming — but high dividend-paying — utilities sector late in 2007, though we maintained an overall underweight to the group. To this end, we initiated a relatively small position in Consolidated Edison, Inc. We also purchased Iberdrola Renovables SA, an operator and developer of wind farms.

•

Within the telecommunications sector, we purchased Telecom Italia SpA and exited BT Group Plc from the Fund, a prudent decision as shares of the company declined significantly following our transaction.

Describe Fund positioning at period-end.

•

Geographically, the Fund was heavily weighted and diversified in U.S. companies. Within the strategy, we maintained a bias towards utilities, preferring unregulated utilities as these would be the first to benefit from rate increases. In the telecommunications segment, our emphasis has been on companies that maintain both wireline and wireless businesses — these would typically be the abovementioned larger-cap names, such as AT&T Inc., and Verizon Communications, Inc. While these firms have struggled lately on broader market concerns, we continue to hold our positions as we believe the size and diversity of their businesses should allow them to withstand a slowing U.S. economy.

*	The Fund’s composite benchmark, which comprises 70% S&P Utilities Index and 30% S&P Telecommunications Index, returned (4.60)% for the 12 months ended July 31, 2008.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During the Period[1]	Beginning Account Value February 1, 2008	Ending Account Value July 31, 2008	Expenses Paid During the Period[1]

Institutional	$1,000	$959.00	$4.87	$1,000	$1,019.93	$5.02
Investor A	$1,000	$957.90	$6.04	$1,000	$1,018.73	$6.22
Investor B	$1,000	$954.20	$10.30	$1,000	$1,014.36	$10.62
Investor B1	$1,000	$955.50	$8.70	$1,000	$1,016.00	$8.97
Investor C	$1,000	$954.00	$10.15	$1,000	$1,014.51	$10.47
Investor C1	$1,000	$955.50	$8.80	$1,000	$1,015.90	$9.07

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Institutional, 1.24% for Investor A, 2.12% for Investor B, 1.79% for Investor B1, 2.09% for Investor C and 1.81% for Investor C1), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

[2]

The Fund invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Manager, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

[3]

The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

[4]	This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Performance Summary for the Period Ended July 31, 2008

		Average Annual Total Returns[1]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(4.10)%	0.45%	—	17.71%	—	7.67%	—
Investor A	(4.21)	0.21	(5.05)%	17.44	16.18%	7.40	6.82%
Investor B	(4.58)	(0.69)	(4.76)	16.51	16.29	6.59	6.59
Investor B1	(4.45)	(0.34)	(3.96)	16.82	16.60	6.95	6.95
Investor C	(4.60)	(0.61)	(1.51)	16.53	16.53	6.60	6.60
Investor C1	(4.45)	(0.41)	(1.31)	16.76	16.76	6.82	6.82
S&P 500 Index	(7.08)	(11.09)	—	7.03	—	2.91	—
S&P Utilities Index	(2.03)	3.98	—	17.08	—	6.65	—

[1]	Assuming maximum sales charges. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Prior to October 2, 2006, Investor B Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor B Share fees.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B1 Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on February 1, 2008 and held through July 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Portfolio Information

As of July 31, 2008

Ten Largest Equity Holdings	Percent of Net Assets

Exelon Corp.	4%
Public Service Enterprise Group, Inc.	4
AT&T Inc.	3
FirstEnergy Corp.	3
FPL Group, Inc.	3
PPL Corp.	3
Entergy Corp.	3
Verizon Communications, Inc.	3
Constellation Energy Group, Inc.	3
NRG Energy, Inc.	3

Geographic Allocation	Percent of Net Assets

United States	70%
United Kingdom	5
Spain	4
France	4
Brazil	4
Germany	2
Mexico	2
Canada	1
Czech Republic	1
Finland	1
Sweden	1
Netherlands	1
Luxembourg	1

Industry Classification as a Percentage of Long-Term Investments as of July 31, 2008

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	7

Schedule of Investments July 31, 2008	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Brazil — 3.5%
Diversified Telecommunication Services — 0.4%
GVT Holding SA (a)	25,900	$636,628

Electric Utilities — 2.0%
CPFL Energia SA (b)	15,700	1,113,444
Cia Energetica de Minas Gerais (b)	47,950	1,138,812
EDP — Energias do Brasil SA	33,200	695,879

		2,948,135

Independent Power Producers & Energy Traders — 0.3%
Cia Energetica de São Paulo (Preference Shares)	25,200	471,404

Water Utilities — 0.8%
Cia de Saneamento Basico do Estado de São Paulo	20,800	519,900
Cia Saneamento (Preference Shares) (c)(d)	314	25,019
Companhia de Saneamento de Minas Gerais	32,000	592,070

		1,136,989

Total Common Stocks in Brazil		5,193,156

Canada — 1.2%
Diversified Telecommunication Services — 0.8%
Manitoba Telecom Services, Inc.	30,000	1,196,250

Wireless Telecommunication Services — 0.4%
Rogers Communications, Inc. Class B	17,000	576,130

Total Common Stocks in Canada		1,772,380

Cayman Islands — 0.3%
Energy Equipment & Services — 0.3%
Transocean, Inc.	3,218	437,745

Total Common Stocks in the Cayman Islands		437,745

Czech Republic — 1.0%
Electric Utilities — 1.0%
CEZ AS	17,700	1,443,385

Total Common Stocks in the Czech Republic		1,443,385

Finland — 0.8%
Electric Utilities — 0.8%
Fortum Oyj	28,100	1,238,693

Total Common Stocks in Finland		1,238,693

France — 3.5%
Commercial Services & Supplies — 0.2%
Suez Environnement SA (a)	8,300	239,514

Diversified Telecommunication Services — 0.5%
France Telecom SA	24,300	768,341

Electric Utilities — 0.7%
Electricité de France SA	12,900	1,120,899

Common Stocks	Shares	Value

France (concluded)
Gas Utilities — 1.3%
GDF Suez	31,689	$1,983,194

Multi-Utilities — 0.8%
Suez SA	2	120
Veolia Environnement SA	21,150	1,122,397

		1,122,517

Total Common Stocks in France		5,234,465

Germany — 2.3%
Electric Utilities — 2.3%
E.ON AG	18,300	3,487,426

Total Common Stocks in Germany		3,487,426

Italy — 0.3%
Diversified Telecommunication Services — 0.3%
Telecom Italia SpA	279,500	501,651

Total Common Stocks in Italy		501,651

Luxembourg — 0.5%
Wireless Telecommunication Services — 0.5%
Millicom International Cellular SA (a)	9,200	711,896

Total Common Stocks in Luxembourg		711,896

Mexico — 1.7%
Wireless Telecommunication Services — 1.7%
America Movil, SA de CV (b)	49,000	2,474,010

Total Common Stocks in Mexico		2,474,010

Netherlands — 0.5%
Diversified Telecommunication Services — 0.5%
Koninklijke KPN NV	42,000	731,149

Total Common Stocks in the Netherlands		731,149

Norway — 0.2%
Diversified Telecommunication Services — 0.2%
Telenor ASA	20,600	309,993

Total Common Stocks in Norway		309,993

Portugal — 0.3%
Electric Utilities — 0.3%
Energias de Portugal SA	92,000	503,001

Total Common Stocks in Portugal		503,001

Spain — 3.9%
Diversified Telecommunication Services — 1.4%
Telefonica SA	79,448	2,061,477

Electric Utilities — 1.0%
Iberdrola SA	113,000	1,535,000

Electrical Equipment — 0.5%
Gamesa Corp. Tecnologica SA	14,600	694,168

See Notes to Financial Statements.

8	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Spain (concluded)
Independent Power Producers & Energy Traders — 1.0%
Iberdrola Renovables SA (a)	220,300	$1,453,469

Total Common Stocks in Spain		5,744,114

Sweden — 0.6%
Diversified Telecommunication Services — 0.6%
Tele2 AB	48,100	840,115

Total Common Stocks in Sweden		840,115

United Kingdom — 5.1%
Electric Utilities — 0.9%
British Energy Group Plc	40,000	574,003
Scottish & Southern Energy Plc	28,100	778,397

		1,352,400

Independent Power Producers & Energy Traders — 1.1%
International Power Plc	196,900	1,602,393

Multi-Utilities — 1.2%
Centrica Plc	133,600	829,532
National Grid Plc	69,918	920,786

		1,750,318

Water Utilities — 0.4%
Northumbrian Water Group Plc	100,000	610,184

Wireless Telecommunication Services — 1.5%
Vodafone Group Plc (b)	84,512	2,267,457

Total Common Stocks in the United Kingdom		7,582,752

United States — 70.4%
Construction & Engineering — 0.6%
Quanta Services, Inc. (a)	30,575	944,156

Diversified Telecommunication Services — 8.0%
AT&T Inc.	167,362	5,156,423
Frontier Communications Corp.	62,400	721,344
TW Telecom, Inc. (a)	54,500	870,910
Verizon Communications, Inc.	135,900	4,626,036
Windstream Corp.	39,141	466,561

		11,841,274

Electric Utilities — 29.9%
Allegheny Energy, Inc.	50,800	2,458,720
American Electric Power Co., Inc.	44,700	1,765,650
DPL, Inc.	75,000	1,903,500
Duke Energy Corp.	177,532	3,121,013
Edison International	44,600	2,155,964
Entergy Corp.	44,400	4,747,248
Exelon Corp.	84,500	6,643,390
FPL Group, Inc.	77,300	4,988,169
FirstEnergy Corp.	69,100	5,082,305
ITC Holdings Corp.	49,500	2,579,940
Northeast Utilities Inc.	30,700	772,412
PPL Corp.	101,800	4,780,528
Pepco Holdings, Inc.	6,400	159,616
The Southern Co.	93,600	3,312,504

		44,470,959

Common Stocks	Shares	Value

United States (continued)
Electronic Equipment & Instruments — 0.4%
Itron, Inc. (a)	6,800	$627,844

Gas Utilities — 3.9%
Energen Corp.	12,000	722,400
Equitable Resources, Inc.	30,300	1,583,175
New Jersey Resources Corp.	20,400	695,436
Questar Corp.	44,400	2,347,872
UGI Corp.	19,000	514,140

		5,863,023

Independent Power Producers & Energy Traders — 9.4%
The AES Corp. (a)	26,300	424,482
Constellation Energy Group, Inc.	54,500	4,532,220
Dynegy, Inc. Class A (a)	114,064	767,651
Mirant Corp. (a)	60,900	1,864,149
NRG Energy, Inc. (a)	124,800	4,528,992
Ormat Technologies, Inc.	25,300	1,214,906
Reliant Energy, Inc. (a)	33,200	601,252

		13,933,652

Multi-Utilities — 10.8%
CMS Energy Corp.	132,500	1,788,750
Consolidated Edison, Inc.	12,100	480,370
DTE Energy Co.	17,600	721,248
Dominion Resources, Inc.	56,674	2,503,857
NSTAR	26,200	834,732
PG&E Corp.	63,100	2,431,243
Public Service Enterprise Group, Inc.	128,000	5,350,400
Sempra Energy	19,900	1,117,584
Wisconsin Energy Corp.	19,100	861,792

		16,089,976

Oil, Gas & Consumable Fuels — 5.0%
Devon Energy Corp.	13,500	1,281,015
EOG Resources, Inc.	12,000	1,206,360
El Paso Corp.	15,500	277,915
Range Resources Corp.	18,900	917,784
Southwestern Energy Co. (a)	43,400	1,575,854
Spectra Energy Corp.	13,316	361,796
Williams Cos., Inc.	58,800	1,884,540

		7,505,264

Water Utilities — 0.4%
American States Water Co.	3,400	122,808
American Water Works Co., Inc.	18,800	361,900
California Water Service Group	4,800	176,352

		661,060

See Notes to Financial Statements.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	9

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
Wireless Telecommunication Services — 2.0%
American Tower Corp. Class A (a)	22,700	$951,130
MetroPCS Communications, Inc. (a)	37,500	623,625
SBA Communications Corp. Class A (a)	37,700	1,428,453

		3,003,208

Total Common Stocks in the United States		104,940,416

Total Long-Term Investments (Cost — $94,478,774) — 96.1%		143,146,347

Short-Term Securities	Beneficial Interest (000)	Value

United States — 0.0%
BlackRock Liquidity Series, LLC Cash Sweep Series, 2.45% (e)(f)	$9	$9,194

Total Short-Term Securities (Cost — $9,194) — 0.0%		9,194

Total Investments (Cost — $94,487,968*) — 96.1%		143,155,541
Other Assets Less Liabilities — 3.9%		5,835,999

Net Assets — 100.0%		$148,991,540

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$94,400,382

Gross unrealized appreciation	$50,325,064
Gross unrealized depreciation	(1,569,905)

Net unrealized appreciation	$48,755,159

(a)	Non-income producing security.

(b)	Depositary receipts.

(c)	Convertible security.

(d)	Security is fair-valued.

(e)	Represents the current yield as of report date.

(f)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity (000)	Income

BlackRock Liquidity Series, LLC Cash Sweep Series	$(4,032)	$100,276

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective December 1, 2007, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Level 1	$118,011,556
Level 2	25,118,966
Level 3	25,019

Total	$143,155,541

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Balance, as of November 30, 2007	$21,859
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,160
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of July 31, 2008	$25,019

See Notes to Financial Statements.

10	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Statement of Assets and Liabilities

July 31, 2008

Assets

Investments at value — unaffiliated (cost — $94,478,774)	$143,146,347
Investments at value — affiliated (cost — $9,194)	9,194
Cash	4,431,493
Foreign currency at value (cost — $35,240)	35,125
Investments sold receivable	1,274,636
Dividends receivable	427,333
Capital shares sold receivable	101,068
Other assets	799
Prepaid expenses	15,748

Total assets	149,441,743

Liabilities

Capital shares redeemed payable	217,785
Investment advisory fees payable	79,045
Distribution fees payable	42,087
Accounting services payable	27,080
Other affiliates payable	25,050
Officer’s and Directors’ fees payable	175
Other accrued expenses payable	58,981

Total liabilities	450,203

Net Assets

Net assets	$148,991,540

Net Assets Consist of

Institutional Shares, $0.10 par value, 100,000,000 shares authorized	$168,079
Investor A Shares, $0.10 par value, 100,000,000 shares authorized	660,678
Investor B Shares, $0.10 par value, 100,000,000 shares authorized	10,293
Investor B1 Shares, $0.10 par value, 100,000,000 shares authorized	65,163
Investor C Shares, $0.10 par value, 100,000,000 shares authorized	31,583
Investor C1 Shares, $0.10 par value, 100,000,000 shares authorized	90,954
Paid-in capital in excess of par	94,674,869
Undistributed net investment income	284,630
Accumulated net realized gain	4,331,919
Net unrealized appreciation/depreciation	48,673,372

Net assets	$148,991,540

Net Asset Value

Institutional — Based on net assets of $24,428,287 and 1,680,791 shares outstanding	$14.53

Investor A — Based on net assets of $96,085,678 and 6,606,783 shares outstanding	$14.54

Investor B — Based on net assets of $1,483,193 and 102,925 shares outstanding	$14.41

Investor B1 — Based on net assets of $9,459,796 and 651,631 shares outstanding	$14.52

Investor C — Based on net assets of $4,493,920 and 315,827 shares outstanding	$14.23

Investor C1 — Based on net assets of $13,040,666 and 909,543 shares outstanding	$14.34

See Notes to Financial Statements.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	11

Statements of Operations

	Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007

Investment Income

Dividends[1]	$3,174,237	$3,956,400
Interest	37,827	67,729
Income from affiliates	101,257	236,153
Securities lending	—	603

Total income	3,313,321	4,260,885

Expenses

Investment advisory	666,330	1,009,997
Service — Investor A	177,585	260,872
Service and distribution — Investor B	10,061	9,360
Service and distribution — Investor B1	57,586	117,188
Service and distribution — Investor C	28,953	18,269
Service and distribution — Investor C1	80,120	131,188
Transfer agent — Institutional	21,968	33,589
Transfer agent — Investor A	74,663	103,662
Transfer agent — Investor B	2,346	2,201
Transfer agent — Investor B1	12,690	22,432
Transfer agent — Investor C	5,792	3,312
Transfer agent — Investor C1	16,750	21,534
Accounting services	74,832	113,450
Printing	60,777	69,047
Professional	57,133	60,618
Registration	45,887	76,901
Custodian	22,839	26,375
Officer and Directors	11,302	38,438
Miscellaneous	22,963	36,070

Total expenses	1,450,577	2,154,503
Less fees paid indirectly	(45)	—

Total expenses after fees paid indirectly	1,450,532	2,154,503

Net investment income	1,862,789	2,106,382

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	4,331,921	16,162,945
Foreign currency	(11,949)	(4,142)

	4,319,972	16,158,803

Net change in unrealized appreciation/depreciation on:
Investments	(24,003,638)	20,046,108
Foreign currency	1,901	2,970

	(24,001,737)	20,049,078

Total realized and unrealized gain (loss)	(19,681,765)	36,207,881

Net Increase (Decrease) in Net Assets Resulting from Operations	$(17,818,976)	$38,314,263

[1] Foreign taxes withheld	$129,143	$116,420

See Notes to Financial Statements.

12	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Statements of Changes in Net Assets

	Period December 1, 2007 to July 31, 2008
		Year Ended November 30,

Increase (Decrease) in Net Assets:		2007	2006

Operations

Net investment income	$1,862,789	$2,106,382	$3,565,766
Net realized gain	4,319,972	16,158,803	21,869,811
Net change in unrealized appreciation/depreciation	(24,001,737)	20,049,078	6,411,317

Net increase (decrease) in net assets resulting from operations	(17,818,976)	38,314,263	31,846,894

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(388,934)	(454,751)	(688,635)
Investor A	(1,323,321)	(1,377,723)	(2,013,568)
Investor B	(9,789)	(7,234)	(868)
Investor B1	(86,659)	(107,450)	(484,766)
Investor C	(32,188)	(16,756)	(446)
Investor C1	(115,141)	(123,612)	(294,095)
Net realized gain:
Institutional	(2,457,512)	—	—
Investor A	(9,478,659)	—	—
Investor B	(118,768)	—	—
Investor B1	(1,113,505)	—	—
Investor C	(321,936)	—	—
Investor C1	(1,383,322)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(16,829,734)	(2,087,526)	(3,482,378)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	4,451,326	(13,368,045)	(19,253,290)

Net Assets

Total increase (decrease) in net assets	(30,197,384)	22,858,692	9,111,226
Beginning of period	179,188,924	156,330,232	147,219,006

End of period	$148,991,540	$179,188,924	$156,330,232

End of period undistributed net investment income	$284,630	$389,829	$375,115

See Notes to Financial Statements.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	13

Financial Highlights

	Institutional

	Period December 1, 2007 to July 31, 2008
		Year Ended November 30,

		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$17.85	$14.37	$11.87	$10.37	$8.22	$7.39

Net investment income[1]	0.21	0.25	0.35	0.26	0.22	0.21
Net realized and unrealized gain (loss)	(1.84)	3.48	2.50	1.51	2.14	0.84

Net increase (decrease) from investment operations	(1.63)	3.73	2.85	1.77	2.36	1.05

Dividends and distributions from:
Net investment income	(0.23)	(0.25)	(0.35)	(0.27)	(0.21)	(0.22)
Net realized gain	(1.46)	—	—	—	—	—

Total dividends and distributions	(1.69)	(0.25)	(0.35)	(0.27)	(0.21)	(0.22)

Net asset value, end of period	$14.53	$17.85	$14.37	$11.87	$10.37	$8.22

Total Investment Return[2]

Based on net asset value	(10.03)%[3]	26.10%	24.45%	17.25%	29.16%	14.54%

Ratios to Average Net Assets

Total expenses	0.98%[4]	0.96%	0.97%	0.98%	1.03%	1.07%

Total expenses after fees paid indirectly	0.98%[4]	0.96%	0.97%	0.98%	1.03%	1.07%

Net investment income	1.99%[4]	1.57%	2.77%	2.32%	2.36%	2.77%

Supplemental Data

Net assets, end of period (000)	$24,428	$29,915	$27,255	$25,125	$23,677	$22,514

Portfolio turnover	8%	31%	44%	25%	11%	21%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Financial Highlights (continued)

	Investor A

	Period December 1, 2007 to July 31, 2008
		Year Ended November 30,

		2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$17.86	$14.37	$11.88	$10.38	$8.23	$7.40

Net investment income[1]	0.19	0.22	0.32	0.24	0.20	0.19
Net realized and unrealized gain (loss)	(1.85)	3.48	2.47	1.51	2.14	0.85

Net increase (decrease) from investment operations	(1.66)	3.70	2.79	1.75	2.34	1.04

Dividends and distributions from:
Net investment income	(0.20)	(0.21)	(0.30)	(0.25)	(0.19)	(0.21)
Net realized gain	(1.46)	—	—	—	—	—

Total dividends and distributions	(1.66)	(0.21)	(0.30)	(0.25)	(0.19)	(0.21)

Net asset value, end of period	$14.54	$17.86	$14.37	$11.88	$10.38	$8.23

Total Investment Return[2]

Based on net asset value	(10.19)%[3]	25.90%	24.04%	16.95%	28.82%	14.26%

Ratios to Average Net Assets

Total expenses	1.22%[4]	1.20%	1.22%	1.23%	1.28%	1.33%

Total expenses after fees paid indirectly	1.22%[4]	1.20%	1.22%	1.23%	1.28%	1.33%

Net investment income	1.76%[4]	1.33%	2.52%	2.07%	2.11%	2.42%

Supplemental Data

Net assets, end of period (000)	$96,086	$113,647	$93,670	$79,008	$73,286	$60,142

Portfolio turnover	8%	31%	44%	25%	11%	21%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	15

Financial Highlights (continued)

	Investor B			Investor B1

	Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007	Period October 2, 2006[1] to November 30, 2006	Period December 1, 2007 to July 31, 2008
					Year Ended November 30,

					2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$17.69	$14.29	$13.58	$17.81	$14.33	$11.84	$10.35	$8.19	$7.37

Net investment income[2]	0.10	0.08	0.02	0.12	0.12	0.26	0.18	0.14	0.16
Net realized and unrealized gain (loss)	(1.82)	3.45	0.80	(1.82)	3.47	2.48	1.49	2.16	0.82

Net increase (decrease) from investment operations	(1.72)	3.53	0.82	(1.70)	3.59	2.74	1.67	2.30	0.98

Dividends and distributions from:
Net investment income	(0.10)	(0.13)	(0.11)	(0.13)	(0.11)	(0.25)	(0.18)	(0.14)	(0.16)
Net realized gain	(1.46)	—	—	(1.46)	—	—	—	—	—

Total dividends and distributions	(1.56)	(0.13)	(0.11)	(1.59)	(0.11)	(0.25)	(0.18)	(0.14)	(0.16)

Net asset value, end of period	$14.41	$17.69	$14.29	$14.52	$17.81	$14.33	$11.84	$10.35	$8.19

Total Investment Return[3]

Based on net asset value	(10.64)%[4]	24.79%	6.05%[4]	(10.46)%[4]	25.13%	23.43%	16.26%	28.30%	13.47%

Ratios to Average Net Assets

Total expenses	2.09%[5]	2.07%	1.96%[5]	1.77%[5]	1.75%	1.75%	1.75%	1.81%	1.86%

Total expenses after fees paid indirectly	2.09%[5]	2.07%	1.96%[5]	1.77%[5]	1.75%	1.75%	1.75%	1.81%	1.86%

Net investment income	0.94%[5]	0.51%	1.00%[5]	1.17%[5]	0.77%	2.02%	1.56%	1.58%	2.08%

Supplemental Data

Net assets, end of period (000)	$1,483	$1,334	$238	$9,460	$13,921	$18,347	$28,298	$31,935	$41,317

Portfolio turnover	8%	31%	44%	8%	31%	44%	25%	11%	21%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Financial Highlights (concluded)

	Investor C			Investor C1

	Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007	Period October 2, 2006[1] to November 30, 2006	Period December 1, 2007 to July 31, 2008

					Year Ended November 30,

					2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$17.50	$14.15	$13.44	$17.61	$14.18	$11.73	$10.25	$8.13	$7.31

Net investment income[2]	0.10	0.09	0.02	0.12	0.12	0.25	0.17	0.14	0.15
Net realized and unrealized gain (loss)	(1.80)	3.41	0.80	(1.81)	3.43	2.45	1.50	2.12	0.83

Net increase (decrease) from investment operations	(1.70)	3.50	0.82	(1.69)	3.55	2.70	1.67	2.26	0.98

Dividends and distributions from:
Net investment income	(0.11)	(0.15)	(0.11)	(0.12)	(0.12)	(0.25)	(0.19)	(0.14)	(0.16)
Net realized gain	(1.46)	—	—	(1.46)	—	—	—	—	—

Total dividends and distributions	(1.57)	(0.15)	(0.11)	(1.58)	(0.12)	(0.25)	(0.19)	(0.14)	(0.16)

Net asset value, end of period	$14.23	$17.50	$14.15	$14.34	$17.61	$14.18	$11.73	$10.25	$8.13

Total Investment Return[3]

Based on net asset value	(10.63)%[4]	24.86%	6.11%[4]	(10.48)%[4]	25.11%	23.30%	16.34%	28.03%	13.62%

Ratios to Average Net Assets

Total expenses	2.06%[5]	2.01%	1.97%[5]	1.83%[5]	1.79%	1.79%	1.80%	1.85%	1.91%

Total expenses after fees paid indirectly	2.06%[5]	2.01%	1.97%[5]	1.83%[5]	1.79%	1.79%	1.80%	1.85%	1.91%

Net investment income	0.99%[5]	0.56%	0.98%[5]	1.14%[5]	0.74%	1.94%	1.49%	1.53%	1.93%

Supplemental Data

Net assets, end of period (000)	$4,494	$3,617	$292	$13,041	$16,754	$16,527	$14,789	$11,898	$10,994

Portfolio turnover	8%	31%	44%	8%	31%	44%	25%	11%	21%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	17

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Utilities and Telecommunications Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. During the period, the Fund changed its year end to July 31. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B, Investor B1, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor B1, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions of capital gains are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower,

18	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Notes to Financial Statements (continued)

after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective May 31, 2008, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended November 30, 2005 through November 30, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the average value of the Fund’s net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the period December 1, 2007 through July 31, 2008 and the year ended November 30, 2007, the Fund reimbursed the Advisor $1,884 and $3,095, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. No fees were received for the period December 1, 2007 through July 31, 2008. For the year ended November 30, 2007, BIM received $215 in security lending agent fees.

The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	19

Notes to Financial Statements (continued)

monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor B1	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor B1, Investor C and Investor C1 shareholders.

For the period December 1, 2007 through July 31, 2008 and the year ended November 30, 2007, the affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $28,931 and $37,278. Affiliates received contingent deferred sales charges of $897 and $3,559; $5,207 and $23,375; $1,315 and $1,906; and $0 and $1,220 relating to transactions in Investor B Shares, Investor B1 Shares, Investor C Shares and C1 Shares, respectively. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the period. Furthermore, affiliates received contingent deferred sales charges of $488 and $61, respectively relating to transactions subject to front-end sales charge waivers on Investor A Shares.

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are on the Statements of Operations as fees paid indirectly.

For the period December 1, 2007 through July 31, 2008 and the year ended November 30, 2007, MLPF&S received $3,059 and $28,331, respectively, in commissions on the execution of portfolio security transactions for the Fund.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund’s transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period December 1, 2007 through July 31, 2008 and the year ended November 30, 2007, the Fund paid $102,642 and $151,248, respectively, in return for these services, which is a component of the transfer agent fees in the accompanying Statements of Operations.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the period December 1, 2007 through July 31, 2008 and the year ended November 30, 2007, the Fund earned $981 and $0, respectively, which is included in income from affiliates in the Statements of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period December 1, 2007 through July 31, 2008 and the year ended November 30, 2007, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Call Center Fees

	Period December 1, 2007 to July 31, 2008	Year Ended November 30, 2007

Institutional	$404	$414
Investor A	$3,233	$2,885
Investor B	$174	$183
Investor B1	$269	$363
Investor C	$253	$118
Investor C1	$269	$291

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period December 1, 2007 through July 31, 2008 were $12,603,993 and $24,440,111.

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of

20	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Notes to Financial Statements (continued)

lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the period December 1, 2007 through July 31, 2008.

5. Commitments:

At July 31, 2008, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with approximate values of $579,000.

6. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $11,956 has been reclassified between undistributed net investment income and accumulated net realized gains as a result of permanent differences attributable to the reclassification of distributions and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

The tax character of distributions paid during the period December 1, 2007 to July 31, 2008 and the fiscal years ended November 30, 2007 and November 30, 2006 was as follows:

	7/31/2008	11/30/2007	11/30/2006

Distributions paid from:
Ordinary income	$2,867,435	$2,087,526	$3,482,378
Long-term capital gain	13,962,299	—	—

Total taxable distributions	$16,829,734	$2,087,526	$3,482,378

As of July 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary net income	$195,549
Undistributed long-term net capital gains	4,331,919

Total undistributed net earnings	4,527,468
Net unrealized gains	48,762,453	*

Total net accumulated earnings	$53,289,921

*

The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the timing of income recognition on partnership interests.

7. Capital Share Transactions:

Transactions in common stock for each class were as follows:

	Period December 1, 2007 to July 31, 2008		Year Ended November 30, 2007		Year Ended November 30, 2006

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	117,496	$1,866,129	217,408	$3,497,190	191,231	$2,481,454
Shares issued to shareholders in reinvestment of dividends and distributions	154,025	2,497,817	24,104	396,264	34,464	425,158

Total issued	271,521	4,363,946	241,512	3,893,454	225,695	2,906,612
Shares redeemed	(266,658)	(4,194,303)	(462,683)	(7,520,256)	(444,397)	(5,674,752)

Net increase (decrease)	4,863	$169,643	(221,171)	$(3,626,802)	(218,702)	$(2,768,140)

Investor A

Shares sold and automatic conversion of shares	801,097	$13,042,209	862,897	$13,948,915	967,206	$12,945,134
Shares issued to shareholders in reinvestment of dividends and distributions	527,469	8,564,315	65,005	1,070,888	92,142	1,140,520

Total issued	1,328,566	21,606,524	927,902	15,019,803	1,059,348	14,085,654
Shares redeemed	(1,086,598)	(16,919,890)	(1,079,874)	(17,445,028)	(1,192,638)	(15,249,824)

Net increase (decrease)	241,968	$4,686,634	(151,972)	$(2,425,225)	(133,290)	$(1,164,170)

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	21

Notes to Financial Statements (concluded)

	Period December 1, 2007 to July 31, 2008		Year Ended November 30, 2007		Period October 2, 2006* to November 30, 2006

	Shares	Amount	Shares	Amount	Shares	Amount

Investor B

Shares sold	38,992	$622,875	83,999	$1,317,040	16,659	$230,574
Shares issued to shareholders in reinvestment of dividends and distributions	6,636	107,088	363	5,996	—	—

Total issued	45,628	729,963	84,362	1,323,036	16,659	230,574
Shares redeemed	(18,125)	(276,076)	(25,594)	(415,323)	(5)	(70)

Net increase	27,503	$453,887	58,768	$907,713	16,654	$230,504

					Year Ended November 30, 2006

					Shares	Amount

Investor B1

Shares sold	19,619	$309,207	53,667	$841,895	181,883	$2,354,000
Shares issued to shareholders in reinvestment of dividends and distributions	54,218	881,620	4,743	77,065	20,090	247,890

Total issued	73,837	1,190,827	58,410	918,960	201,973	2,601,890
Shares redeemed and automatic conversion of shares	(203,847)	(3,212,222)	(556,886)	(8,780,653)	(1,311,271)	(17,246,197)

Net decrease	(130,010)	$(2,021,395)	(498,476)	$(7,861,693)	(1,109,298)	$(14,644,307)

					Period October 2, 2006* to November 30, 2006

					Shares	Amount

Investor C

Shares sold	144,664	$2,264,597	231,988	$3,690,344	20,675	$283,796
Shares issued to shareholders in reinvestment of dividends and distributions	21,099	335,759	942	15,652	—	—

Total issued	165,763	2,600,356	232,930	3,705,996	20,675	283,796
Shares redeemed	(56,639)	(861,831)	(46,897)	(771,783)	(5)	(70)

Net increase	109,124	$1,738,525	186,033	$2,934,213	20,670	$283,726

					Year Ended November 30, 2006

					Shares	Amount

Investor C1

Shares sold	32,849	$508,255	53,963	$856,314	168,923	$2,139,280
Shares issued to shareholders in reinvestment of dividends and distributions	77,966	1,251,599	6,160	99,484	13,384	163,401

Total issued	110,815	1,759,854	60,123	955,798	182,307	2,302,681
Shares redeemed	(152,481)	(2,335,822)	(274,092)	(4,252,049)	(278,090)	(3,493,584)

Net decrease	(41,666)	$(575,968)	(213,969)	$(3,296,251)	(95,783)	$(1,190,903)

*	Commencement of operations.

8. Subsequent Event:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

22	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Utilities and Telecommunications Fund, Inc.:

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of BlackRock Utilities and Telecommunications Fund, Inc. (the “Fund), as of July 31, 2008, and the related statements of operations for the period December 1, 2007 to July 31, 2008 and for the year ended November 30, 2007, the statements of changes in net assets for the period December 1, 2007 to July 31, 2008 and for each of the two years in the period ended November 30, 2007, and the financial highlights for the period December 1, 2007 to July 31, 2008 and for each of the five years in the period ended November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications Fund, Inc. as of July 31, 2008, the results of its operations for the period December 1, 2007 to July 31, 2008 and for the year ended November 30, 2007, the changes in its net assets for the period December 1, 2007 to July 31, 2008 and for each of the two years in the period ended November 30, 2007, and the financial highlights for the period December 1, 2007 to July 31, 2008 and for each of the five years in the period ended November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 24, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the quarterly distributions paid by the BlackRock Utilities & Telecommunications Fund, Inc. during the fiscal period ended July 31, 2008:

Record Date	Qualified Dividend Income[1]	Dividend Received Deduction[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]

December 19, 2007	100.00%	89.90%	65.42%
April 16, 2007 to July 16, 2008	100.00%	100.00%	0%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $1.370779 per share to shareholders of record on December 19, 2007.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	23

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BlackRock Utilities and Telecommunications Fund, Inc. (the “Fund”) met in April and June 2008 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Adviser”), the Fund’s investment adviser. The Board also considered the approval of the Fund’s subadvisory agreement (the “Subadvisory Agreement”) between the Adviser and BlackRock Investment Management, LLC (the “Subadviser”). The Adviser and the Subad-viser are referred to herein as “BlackRock.” The Advisory Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the “Transaction”), the Fund entered into the Advisory Agreement with an initial two-year term and the Adviser entered into the Subadvisory Agreement with the Subadviser with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements’ respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5 – 6, 2008, the Fund’s Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Adviser and the Subadviser for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 – 6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

24	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	25

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Fund ranked in the first, first and second quartiles on a net basis against its Lipper peer universe for the one-, three- and five-year periods ended December 31, 2007, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: The Board, including the Independent Directors, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board concluded that the Fund’s advisory fee structure was reasonable and that it would continue to review fees in connection with future renewals of the Agreements.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third-party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

26	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

Conclusion

The Board approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Adviser and the Subadviser for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	27

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2007	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

28	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.

				37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	Since 2004

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.

				37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 1990	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	29

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				185 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				184 Funds 294 Portfolios	None

[1]

Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007

Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian JPMorgan Chase & Co. Brooklyn, NY 11245	Transfer Agent PNC Global Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Princeton, NJ 08540	Independent Registered Public Accounting Firm Deloitte & Touche LLP Princeton, NJ 08540	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	31

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request, by calling toll-free (800) 441-7762;

(2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

32	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge

(1)     at www.blackrock.com or by calling (800) 441-7762 and

(2)     on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio
BlackRock Income Builder Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK UTILITIES AND TELECOMMUNICATIONS FUND, INC.	JULY 31, 2008

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Utilities and
Telecommunications Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#11693-7/08

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Ronald W. Forbes (term ended, effective November 1, 2007) Robert M. Hernandez (term began, effective November 1, 2007) Fred G. Weiss (term began, effective November 1, 2007) Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Utilities & Telecommunications Fund, Inc.	$29,300	$31,500	$0	$0	$6,100	$6,100	$1,049	$1,042

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the

Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Utilities & Telecommunications Fund, Inc.	$294,649	$291,642

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – See Item 2
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable
12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Utilities & Telecommunications Fund, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Utilities & Telecommunications Fund, Inc.

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Utilities & Telecommunications Fund, Inc.

Date: September 19, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Utilities & Telecommunications Fund, Inc.

Date: September 19, 2008